Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets
(4)	Goodwill and Intangible Assets

The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2012 is as follows (dollars in thousands):

	December 31,
	2011	2012
Balance at beginning of year	$46,806	$46,233
Additions	17	48,594
PBS acquisition adjustment	(590)	—

Balance at end of year	$46,233	$94,827

In 2012, the increase in goodwill is attributed to the acquisitions of CS, TC and BCI (see Note 3).

At December 31, 2011, the Company recorded a $0.6 million PBS acquisition adjustment related to customer obligation balances recorded as of the acquisition date. This adjustment was primarily due to the Company’s reliance on reports that incorrectly stated customer obligations at the acquisition date. The correction of these balances is considered a purchase price adjustment.

Acquired intangible assets at December 31, 2011 and December 31, 2012 were comprised of the following (dollars in thousands):

	December 31, 2011			December 31, 2012
	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
Amortizable intangible assets:
Client contracts and broker relationships	$26,534	$15,206	$11,328	$58,410	$19,273	$39,137
Trade names	1,020	542	478	2,180	792	1,388
Technology	2,580	2,177	403	9,946	4,316	5,630
Noncompete agreements	2,011	1,665	346	2,012	1,705	307
Favorable lease	—	—	—	1,137	93	1,044

Total	$32,145	$19,590	$12,555	$73,685	$26,179	$47,506

Amortization expense for acquired intangible assets totaled $2.2 million, $2.7 million and $6.6 million in 2010, 2011 and 2012, respectively.

The estimated expected amortization expense in future periods at December 31, 2012 is as follows (dollars in thousands):

2013	$8,667
2014	7,947
2015	6,451
2016	5,381
2017	5,068
Thereafter	13,992

Total	$47,506